                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                            Bone Care International
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            Bone Care International
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                          BONE CARE INTERNATIONAL, INC.
                               1600 ASPEN COMMONS
                           MIDDLETON, WISCONSIN 53562
                                 (608) 662-7800




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The annual meeting of shareholders of Bone Care International, Inc., will be held in the Mendota Room of the Wisconsin Trade Center, 8401 Greenway Boulevard, Middleton, Wisconsin, on Friday, November 15, 2002, at 10:30 a.m., local time, for the following purposes:

         (1) To elect two Directors to serve until the 2005 annual meeting of shareholders.

         (2) To consider and vote on a proposal to approve the Bone Care International, Inc. Stock Incentive Plan.

         (3) To ratify the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending June 30, 2003.

         (4) To transact any other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on October 11, 2002, the record date for the meeting, will be entitled to notice of and to vote at the meeting or any adjournments thereof.


                                    IMPORTANT

     To ensure your representation at the meeting, please sign and date the enclosed proxy and return it immediately in the enclosed stamped envelope. Sending in your proxy will not prevent you from personally voting your shares at the meeting, since you may revoke your proxy by attending the meeting and voting in person or by advising our secretary in writing (by later-dated proxy which is voted at the meeting or otherwise) of such revocation at any time before it is voted.

                                           By Order of the Board of Directors,




                                           Paul L. Berns
                                           President and Chief Executive Officer

Middleton, Wisconsin
October 18, 2002

                          BONE CARE INTERNATIONAL, INC.
                               1600 ASPEN COMMONS
                           MIDDLETON, WISCONSIN 53562
                                 (608) 662-7800



                                 PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of the accompanying proxy by the Board of Directors of Bone Care International, Inc. ("Bone Care," "we," "our" or "us") for use at the annual meeting of shareholders to be held in the Mendota Room at the Wisconsin Trade Center, 8401 Greenway Boulevard, Middleton, Wisconsin, on Friday, November 15, 2002, at 10:30 a.m., local time, and at any adjournments thereof.

     At the meeting, shareholders will consider proposals to (1) elect two Directors to serve until the 2005 annual meeting of shareholders, (2) approve the Bone Care International, Inc. 2002 Stock Incentive Plan and (3) ratify the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending June 30, 2003. The Board of Directors does not know of any other matters to be brought before the meeting; however, if other matters should properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote on such matters at their discretion.

     Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by attending the meeting and voting in person or by advising our secretary of such revocation in writing (by later-dated proxy which is voted at the meeting or otherwise).


                               PROXY SOLICITATION

     Proxies will be solicited by mail. In addition to solicitation by mail, certain of our officers and employees may solicit by telephone, telegraph, and personally. The cost of the solicitation will be borne by Bone Care. The notice of the meeting, this proxy statement, the accompanying form of proxy, and the annual report on Form 10-K filed with the Securities and Exchange Commission, including financial statements for the fiscal year ended June 30, 2002, were first mailed to shareholders on or about October 23, 2002.

                          SHAREHOLDERS ENTITLED TO VOTE

     Only holders of record of the shares of our common stock at the close of business on October 11, 2002, the record date for the meeting, are entitled to notice of and to vote at the meeting and at any adjournments thereof. Shareholders will be entitled to one vote for each full share held. On October 11, 2002, there were 14,156,772 shares of common stock outstanding.


                               VOTING INFORMATION

     A shareholder may, with respect to the election of Directors, (i) vote for the election of both nominees named below to serve until the 2005 annual meeting of shareholders, (ii) withhold authority to vote for both nominees, or (iii) vote for the election of one nominee and withhold authority to vote for the other nominee by striking a line through the other nominee's name on the proxy.

     Proxies in the accompanying form, properly executed and received by us at or prior to the meeting and not revoked, will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder as to a proposal, the shareholder's proxy will be voted "FOR" the election of the Director nominees named in this proxy statement, "FOR" approval of the Stock Incentive Plan and "FOR" ratification of the selection of our independent auditors. If a proxy is marked to indicate that all or a portion of the shares represented by the proxy are not being voted with respect to a particular proposal, those non-voted shares will not be considered present and entitled to vote on the proposal.

     The affirmative vote of a plurality of the votes cast by the shares present in person or by proxy at the meeting and entitled to vote in the election of Directors is required to elect Directors. Thus, if a quorum is present, the two persons receiving the greatest number of votes will be elected to serve as Directors. Accordingly, non-voted shares with respect to the election of Directors will not affect the outcome of the election of Directors. In addition, withholding authority to vote for a Director nominee will not prevent such nominee from being elected. If a quorum is present, in order to approve the Stock Incentive Plan and to ratify the selection of our independent auditors, the number of votes cast favoring the proposal must exceed the number of votes cast opposing the proposal. Accordingly, non-voted shares and abstentions with respect to the proposal to approve the Stock Incentive Plan and the proposal to ratify the selection of our independent auditors will not affect the determination of whether the proposal is approved or ratified.

                             PURPOSE OF THE MEETING

ITEM 1--ELECTION OF DIRECTORS

     Our by-laws authorize the Board of Directors to fix the number of Directors, provided that the number shall not be less than five nor more than twelve. Currently, the number is fixed at seven. The by-laws stagger the Board of Directors by dividing the number of Directors into three classes, with one class being elected each year for a term of three years. For the 2002 annual meeting, two Directors, Martin Barkin, M.D., and Charles R. Klimkowski, CFA, are nominees for election.

     The table below sets forth certain information with respect to the nominees for election as Directors of Bone Care to serve until the 2005 annual meeting of shareholders. Unless otherwise specified, the shares of common stock represented by the proxies Bone Care is soliciting will be voted "FOR" the election as a Director of the persons named below, who have been nominated by the Board of Directors. If, at or prior to a person's election, either nominee is unwilling or unable to serve, it is presently intended that the proxies being solicited will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe either nominee will be unwilling or unable to serve.

                                                               PRINCIPAL OCCUPATIONS
      NAME AND AGE           POSITIONS HELD                     DURING PAST 5 YEARS
      ------------           --------------                    ---------------------
TO SERVE UNTIL THE 2005 ANNUAL MEETING OF SHAREHOLDERS:

Martin Barkin, M.D.               Director           Director since 1993; President and Chief Executive
   Age 66                                            Officer of Draxis Health, Inc.(A pharmaceutical
                                                     company) since 1992; Partner and National Practice Leader for
                                                     HealthCare at KPMG Canada from 1991 to 1992; Deputy
                                                     Minister of Health for the  Province of Ontario from
                                                     1987 to 1991; Director of Novopharm Biotech (a
                                                     biotech research and development company).

Charles R. Klimkowski, CFA        Director           Director since 1999; Director of Theragenics Corp. from
   Age 67                                            1992 to 2000. Chairman of Theragenics from 1994 to 1997
                                                     and Co-chairperson from 1997 to 1998. Theragenics
                                                     is a publicly traded company producing and
                                                     selling implantable radiation devices for the
                                                     treatment of cancer. Prior  to his retirement in 1998,
                                                     Mr. Klimkowski served as Chief Operating Officer and
                                                     Chief Investment Officer of ABN AMRO Asset Management
                                                     (USA) Inc.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE NOMINEES NAMED ABOVE TO SERVE ON THE BOARD OF DIRECTORS OF BONE CARE.

     The following table sets forth certain information about our Directors whose terms of office will continue after the 2002 annual meeting.

                                                               PRINCIPAL OCCUPATIONS
      NAME AND AGE           POSITIONS HELD                     DURING PAST 5 YEARS
      ------------           --------------                    ---------------------
TERMS EXPIRING AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS:
Paul L. Berns               Director, President,  Director, President, and Chief Executive Officer since
Age 35                      and Chief Executive   June 2002; Vice President and General Manager, Abbott
                            Officer               Labs Immunology, Oncology, and Pain, March 2001 to 2002; Vice
                                                  President, Marketing, BASF Pharmaceuticals, June 2000 to
                                                  March 2001; various positions of increasing responsibility,
                                                  Bristol Meyer Squibb, March 1990 to June 2000; last
                                                  position held, Vice President, Neuroscience Marketing.

Edward Staiano, Ph.D.       Director              Director since November 2001. Chairman and Chief
Age 66                                            Executive Officer of Sorrento  Investment Group, a
                                                  private investment company. Chairman and Chief Executive
                                                  Officer of Iridium World Communication Limited from
                                                  1996 to 1999, a publicly traded company, which
                                                  subsequently sold all of its assets to Iridium Satellite
                                                  LLC. From 1973 to 1996, various positions at Motorola,
                                                  a publicly traded electronics corporation, where Dr. Staiano last served as the President of the General Systems Sector.


                                                               PRINCIPAL OCCUPATIONS
      NAME AND AGE           POSITIONS HELD                     DURING PAST 5 YEARS
      ------------           --------------                    ---------------------
TERMS EXPIRING AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS:

Richard B. Mazess, Ph.D.    Chairman of the       Director since 1984; Founder of Bone Care; Acting
Age 63                      Board                 President and Chief Executive Officer from July 2001 to
                                                  June 2002; Chairman of the Board since February 1996;
                                                  President since inception of Bone Care in 1984 through
                                                  February, 1996; President and Director of Lunar Corporation
                                                  from 1974 through August 2000. Lunar developed and sold x-ray and ultrasound densitometers for the diagnosis and
                                                  monitoring of osteoporosis and other metabolic bone diseases.
                                                  Lunar also developed and sold  medical imaging equipment used by orthopedists and radiologists for imaging
                                                  extremities. Professor Emeritus of Medical Physics at
                                                  the University of Wisconsin - Madison since 1985.

Gary E. Nei                 Director              Director since April 2001. Member of the Company's Audit
Age 58                                            Committee. Chairman, B&B Publishing since August
                                                  1994. Director of the Brady Corporation since November
                                                  1992. Brady Corporation is an  international manufacturer and marketer of high-performance identification solutions and
                                                  specialty coated materials.

Michael D. Casey            Director              Director since November 2001. Director for Allos
Age 56                                            Therapeutics Inc., Celgene Corporation, Cholestech
                                                  Corporation and SICOR Inc. Mr. Casey was the Chairman,
                                                  President, and Chief Executive Officer and a director of
                                                  Matrix Pharmaceutical, Inc., a publicly traded cancer
                                                  therapy company prior to its acquisition by Chiron
                                                  Corporation in March 2002. Mr. Casey joined Matrix
                                                  in October 1997 from Schein Pharmaceutical, Inc.,
                                                  a generic and ethical pharmaceutical company,
                                                  where he was Executive Vice President from
                                                  November 1995 to December 1996. In 1996 he was
                                                  appointed President of the retail and specialty
                                                  products division of Schein. From June 1993 to
                                                  November 1995, he served as President and Chief
                                                  Operating Officer of Genetic Therapy, Inc., a
                                                  biopharmaceutical company. Mr. Casey was President
                                                  of McNeil Pharmaceutical (a unit of Johnson &
                                                  Johnson) from 1989 to June 1993 and Vice
                                                  President, Sales and Marketing, for the Ortho
                                                  Pharmaceutical Corp. (a subsidiary of Johnson &
                                                  Johnson) from 1985 to 1989.

     Non-employee directors are paid a retainer of $8,000 per year plus $2,000 per meeting attended in person or $1,000 if attended by phone. Committee members are paid $1,000 per committee meeting attended in person or $500 if attended by phone. The annual retainer is doubled for the non-employee Chairman of the Board and meeting attendance fees are doubled for the non-employee Chairman of the Board and non-employee committee Chairmen. Non-employee directors also receive an annual stock option grant to purchase 10,000 shares of common stock. Newly elected directors receive an initial one-time grant of a stock option to purchase 20,000 shares upon election to the Board, plus a one-time matching option to purchase a number of shares of common stock equal to the number of shares purchased by the director within 90 days of initial election to the Board, up to a maximum of 30,000 shares. The stock options described in this paragraph expire ten years after their grant date and become fully exercisable on the first anniversary of the grant date. For a more complete description of the terms of these stock options, see Item 2--Approval of 2002 Stock Incentive Plan.

     During the year ended June 30, 2002, seven meetings of the Board of Directors were held. All of the Directors attended 100% of the meetings in person or by telephone with the exception of one meeting for which one Director was absent. The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee, composed of independent Directors (as defined by the rules of NASDAQ), retains, appoints, oversees and determines the compensation of our independent public accountants, reviews financial information contained in the reports filed by Bone Care with the Securities and Exchange Commission and in Bone Care's earnings announcements and monitors Bone Care's financial reporting process and internal control systems. The Audit Committee held two meetings during the fiscal year ended June 30, 2002. Its members are Dr. Staiano, Mr. Klimkowski, and Mr. Nei.

     The Compensation Committee, composed of non-employee Directors, determines the compensation and benefits for officers (other than grants of stock options), and makes recommendations to the Board of Directors concerning compensation arrangements for the President and Chief Executive Officer and Board of Directors. Mr. Casey, Dr. Barkin, and Dr. Mazess are members of the Compensation Committee. During the fiscal year ended June 30, 2002, our Board of Directors performed the functions of the Compensation Committee, and the Compensation Committee did not hold any formal meetings. Bone Care does not have a Nominating Committee of the Board of Directors. However, our by-laws provide that the Board may establish additional committees as it deems advisable.

Section 16(a) Beneficial Ownership Reporting Compliance

     Our Directors and officers are required by Section 16 of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission their transactions in, and beneficial ownership of, our common stock, including options to purchase common stock, including stock options. Reports received by us indicate that all reports were filed on a timely basis, except that Mr. Staiano did not timely file one report with respect to one transaction.

ITEM 2--APPROVAL OF 2002 STOCK INCENTIVE PLAN

     The board of directors of Bone Care adopted the Bone Care International, Inc. 2002 Stock Incentive Plan (the "2002 Plan") and is proposing the 2002 Plan for stockholder approval. The purposes of the 2002 Plan are to align the interests of our stockholders and the recipients of awards under the 2002 Plan by increasing the proprietary interest of recipients in Bone Care's growth and success, to advance the interests of Bone Care by attracting and retaining directors, officers and other employees and to motivate those persons to act in the long-term best interests of Bone Care and its stockholders. Under the 2002 Plan, officers and other employees of the Company and its subsidiaries may be granted non-qualified stock options and incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")). All employees of Bone Care and its subsidiaries (approximately 100 persons) and six non-employee directors will be eligible to participate in the 2002 Plan.

     The following is a summary of the 2002 Plan, which is qualified in its entirety by reference to the complete text of the 2002 Plan which is attached as Exhibit A to this proxy statement and incorporated herein by reference.

DESCRIPTION OF THE 2002 PLAN

     Administration. The 2002 Plan will be administered by a committee of the board of directors (the "Committee") consisting of at least two directors who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Code. Subject to the express provisions of the 2002 Plan, and except for options granted automatically to non-employee directors, the Committee will have the authority to select eligible officers and other employees to receive awards under the 2002 Plan and to determine the terms and conditions of each award. Each award will be evidenced by a written agreement between Bone Care and the recipient of the award setting forth the terms and conditions of the award. The Committee also will have authority to prescribe rules and regulations for administering the 2002 Plan and to decide questions of interpretation or application of any provision of the 2002 Plan. In addition, the Committee may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities, and may accelerate the exercisability or vesting of outstanding awards. Except with respect to awards to persons whose compensation is likely to be subject to the $1 million deduction limit under Section 162(m) of the Code, and persons subject to Section 16 of the Exchange Act, the Committee may delegate some or all of its power and authority to administer the 2002 Plan to our chief executive officer or other executive officer.

     Except in connection with a change in Bone Care's capital structure or similar event, the Committee may not, without stockholder approval, reduce the exercise price of an outstanding option or cancel outstanding options and grant substitute awards with lower exercise prices.

     Available Shares. Under the 2002 Plan, 750,000 shares of Common Stock are available for the grant of awards. As of October 11, 2002, 340,017 shares were available for the future grant of stock options under Bone Care's existing 1996 option plan. Accordingly, if the 2002 Plan is approved by stockholders, an aggregate of 1,090,017 shares will be available for the future grant of awards under the 2002 Plan and the 1996 plan combined.

     The number of shares of common stock available for awards under the 2002 Plan and the terms of each outstanding award will be adjusted in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a regular cash dividend. To the extent that shares of common stock subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of the award or by reason of the delivery or withholding of shares of common stock to pay all or a portion of the exercise price of an award or to satisfy all or a portion of the tax withholding obligations relating to an award, then those shares of common stock again will be available for awards under the 2002 Plan.

     The maximum number of shares of common stock with respect to which options may be granted under the 2002 Plan during any calendar year to any participant is 200,000, subject to adjustment as described above.

     Change in Control. In the event of (i) certain acquisitions of 50% or more of the then outstanding shares of common stock, (ii) a change in the board of directors resulting in the incumbent directors ceasing to constitute at least a majority of the board of directors, (iii) the consummation of a reorganization, merger or consolidation or sale or disposition of all or substantially all of the assets of Bone Care (unless, among other conditions, Bone Care's stockholders receive more than 50% of the stock of the resulting company) or
(iv) the consummation of a liquidation or dissolution of Bone Care, all outstanding awards will be surrendered to Bone Care in exchange for a cash payment except that, in the case of a merger or similar transaction in which the stockholders receive publicly traded common stock, all outstanding options immediately will become exercisable in full, and each option will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

     Effective Date, Termination and Amendment. If approved by stockholders, the 2002 Plan will be effective as of November 15, 2002. The 2002 Plan will terminate on November 15, 2012, unless terminated earlier by the board of directors. The board of directors may amend the 2002 Plan at any time, subject to any requirement of stockholder approval required by applicable law and provided that no amendment may be made without stockholder approval if the amendment would (i) increase the number of shares of common stock available under the 2002 Plan, (ii) effect any change inconsistent with Section 422 of the Code or (iii) extend the term of the 2002 Plan.

     Stock Options--General. Under the 2002 Plan, the Committee may grant to eligible participants non-qualified stock options and incentive stock options to purchase shares of common stock. Except for non-qualified stock options automatically granted to non-employee directors, the Committee will determine the terms of each option, including the number and exercise price of the shares subject to the option, the term of the option and the conditions to the exercisability of the option, subject to the limitations set forth below. Upon exercise of an option, the purchase price must be paid in the manner set forth in the agreement relating to the option. The agreement may provide for payment in cash, by delivery of certain previously-acquired shares of common stock, by delivery of an irrevocable notice of exercise to a broker-dealer acceptable to us or by a combination of cash and delivery of certain previously-acquired shares of common stock.

     Non-Qualified Stock Options. The exercise price of a non-qualified stock option will be determined by the Committee, except that the price per share will not be less than 100% of the fair market value of a share of common stock on the date of grant.

     If the holder of a non-qualified stock option terminates employment or service by reason of disability or death, unless otherwise specified in the option agreement, the option will be fully exercisable and may thereafter be exercised until the earlier of one year after the date of termination (or any other period set forth in the option agreement) and the expiration of the option. If the holder of a non-qualified stock option terminates employment or service by reason of retirement on or after age 60, unless otherwise specified in the option agreement, the option will be exercisable only to the extent that the option is exercisable on the effective date of the termination and may thereafter be exercised until the earlier of two years after the date of the termination (or any other period set forth in the option agreement) and the expiration of the option. If the employment or service of a holder of a non-qualified stock option is terminated by Bone Care for cause, the option automatically will be canceled on the date of termination. If the holder of a non-qualified stock option terminates employment or service for any reason other than disability, death, retirement on or after age 60 or for cause, unless otherwise specified in the option agreement, the option will be exercisable only to the extent that it is exercisable on the effective date of termination and may thereafter be exercised until the earlier of three months after the date of the termination (or any other period set forth in the option agreement) and the expiration of the option. If the holder of a non-qualified stock option dies during any of the periods of exercisability following termination of employment or service as described above, unless otherwise set forth in the option agreement, the option will be exercisable only to the extent that it is exercisable on the date of the holder's death and may thereafter be exercised until the earlier of one year after the date of the holder's death (or any other period set forth in the option agreement) and the expiration of the option.

     Incentive Stock Options. No incentive stock option will be exercisable later than ten years after its date of grant, and in the case of a recipient of an incentive stock option who owns more than 10% of the voting power of all shares of capital stock of Bone Care (a "ten percent holder"), the option must be exercised no later than five years after its date of grant. The exercise price of an incentive stock option will not be less than 100% of the fair market value of the common stock on the date of grant of the option, except that if the recipient of an incentive stock option is a ten percent holder, the exercise price will be not less than the price required by the Code, currently 110% of the fair market value of the common stock on its date of grant. To the extent that the aggregate fair market value of common stock with respect to which an incentive stock option is exercisable for the first time by an individual during a calendar year exceeds the amount established by the Code, currently $100,000, the option will be treated as a non-qualified stock option.

     If the holder of an incentive stock option terminates employment by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code), unless otherwise specified in the option agreement, the option will be fully exercisable and may thereafter be exercised until the earlier of one year after the date of termination (or any shorter period set forth in the option agreement) and the expiration of the option. If the holder of an incentive stock option terminates employment by reason of death, unless otherwise specified in the option agreement, the option will be fully exercisable and may thereafter be exercised until the earlier of one year after the date of death (or any other period set forth in the option agreement) and the expiration of such option. If the employment of a holder of an incentive stock option is terminated by Bone Care for cause, the option automatically will be canceled on the date of the termination. If the holder of an incentive stock option terminates employment for any reason other than permanent and total disability, death or for cause, unless otherwise specified in the option agreement, the option will be exercisable to the same extent as set forth above with respect to non-qualified stock options and may thereafter be exercised until the earlier of three months after the date of termination and the expiration of the option. If the holder of an incentive stock option dies during the period of exercisability of the option following termination of employment by reason of permanent and total disability or for any other reason other than for cause, unless otherwise set forth in the option agreement, the option will be exercisable only to the extent that it is exercisable on the date of the holder's death and may thereafter be exercised until the earlier of one year after the date of the holder's death (or any other period set forth in the option agreement) and the expiration of the option.

     Non-Employee Director Options. Under the 2002 Plan, on June 30, 2003 and thereafter on the last day of each fiscal year of Bone Care, each person who is a non-employee director of Bone Care on that date will be granted a non-qualified stock option to purchase 10,000 shares of common stock. Each new non-employee director of Bone Care will be granted a non-qualified option to purchase 20,000 shares of common stock and a non-qualified option to purchase a number of shares of common stock (not to exceed 30,000) equal to the number of shares purchased by the non-employee director during the first 90 days after the director first becomes a director. Each option granted to a non-employee director will have an exercise price equal to 100% of the fair market value of a share of common stock on the date of grant, will become exercisable one year following the date of grant and will expire 10 years after the date of grant. The number of shares subject to the options granted to a non-employee director are subject to adjustment in the event of a change in Bone Care's capital structure or similar event.

     If the holder of a non-employee director option ceases to be a director of Bone Care by reason of disability or death, the non-employee director option will be fully exercisable and may thereafter be exercised until the earlier of one year after the date the holder ceased to be a director and the expiration of the option. If the holder of a non-employee director option ceases to be a director of Bone Care on or after age 60, the non-employee director option will be exercisable only to the extent that it is exercisable on the effective date of the holder's ceasing to be a director and may thereafter be exercised until the earlier of two years after the date the holder ceased to be a director and the expiration of the option. If the holder of a non-employee director option ceases to be a director of Bone Care for any other reason, the non-employee director option will be exercisable only to the extent that it is exercisable on the effective date of the holder's ceasing to be a director and may thereafter be exercised until the earlier of three months after the date the holder ceased to be a director and the expiration of the option. If the holder of a non-employee director option dies during any of the periods of exercisabilty following the holder's ceasing to be a director of Bone Care as described above, the non-employee director option will be exercisable only to the extent that it is exercisable on the date of the holder's death and may thereafter be exercised until the earlier of one year after the date of the holder's death and the expiration of the option.

     Nontransferability. Unless otherwise specified in the agreement relating to an award, no award granted under the 2002 Plan will be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by Bone Care.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the United States federal income tax consequences of awards made under the 2002 Plan. The following should not be relied upon as being a complete description of those consequences and does not address the state, local or other tax consequences of awards made under the 2002 Plan.

     Stock Options. A participant will not recognize taxable income at the time of grant of a stock option. A participant will recognize compensation taxable as ordinary income upon exercise of a non-qualified stock option equal to the excess of the fair market value, on the date of exercise, of the shares purchased over their exercise price, and Bone Care generally will be entitled to a corresponding deduction. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred to the participant, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and Bone Care will not be entitled to any deduction. If, however, the shares are disposed of within the above-described period, then in the year of the disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon the disposition and (ii) the fair market value of the shares on the date of exercise over the exercise price, and Bone Care generally will be entitled to a corresponding deduction.

     Tax Withholding. The compensation taxable as ordinary income recognized by a participant (other than a non-employee director) in connection with an award under the 2002 Plan will be subject to withholding of tax by Bone Care.

     Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated executive officers other than the chief executive officer. However, certain types of compensation paid to those executives are not subject to the $1 million deduction limit. One type is "qualified performance-based compensation." Qualified performance-based compensation must satisfy all of the following requirements: (i) the compensation must be payable solely on account of the attainment of preestablished objective performance measures, (ii) the performance measures must be determined by a committee consisting solely of two or more "outside directors," (iii) the material terms under which the compensation is to be paid, including the performance measures, must be approved by a majority of the corporation's stockholders and (iv) the committee administering the plan must certify that the applicable performance measures were satisfied before payment of any performance-based compensation is made. The Committee will consist solely of two or more "outside directors" as defined for purposes of Section 162(m) of the Code. As a result, and based on regulations published by the United States Department of the Treasury, compensation under the 2002 Plan with respect to options is not expected to be subject to the $1 million deduction limit under
Section 162(m) of the Code.

     The following table sets forth the aggregate number of shares of common stock underlying options which would be granted automatically to non-employee directors on June 30 of each year, beginning June 30, 2003:

               POSITION                            NUMBER OF SHARES
               --------                            ----------------
All Non-Employee Directors as a Group
(5 persons)                                             50,000

     The exercise price per share would be 100% of the fair market value of a share of common stock on the date of grant. On October 11, 2002, the closing sale price of common stock on the Nasdaq Stock Market was $5.99 per share. The general terms of each option are described above under "Non-Employee Director Options" in "Item 2--Approval of 2002 Stock Incentive Plan."

     The options to be granted to the persons listed under "Summary Compensation Table" during the fiscal year ending June 30, 2003 are not determinable. During the fiscal year ended June 30, 2002, none of those persons received option grants.

     The approval of the 2002 Plan requires that the number of votes cast favoring approval exceeds the number of votes cast opposing approval the affirmative vote of the holders of a majority of the shares of common stock represented at the annual meeting, in person or by proxy, and entitled to vote thereon. Unless otherwise instructed, the shares of common stock represented by the proxies being solicited will be voted "FOR" the proposal to approve the 2002 Plan.

     The Board of Directors unanimously recommends a vote FOR approval of the Bone Care International, Inc. 2002 Stock Incentive Plan.

ITEM 3--RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP to audit Bone Care's financial statements for the fiscal year ending June 30, 2003. Deloitte & Touche LLP audited our financial statements for the fiscal year ended June 30, 2002.

     It is expected that a representative of Deloitte & Touche LLP will attend the 2002 annual meeting, with the opportunity to make a statement if they should desire, and will be available to respond to appropriate questions.

     Approval of the ratification of the selection of Deloitte & Touche LLP will require that the number of votes cast favoring approval exceeds the number of votes cast opposing the proposal. Unless otherwise specified, the shares of common stock represented by the proxies being solicited will be voted "FOR" the proposal.

     The Board of Directors unanimously recommends a vote "FOR" approval of the ratification of the selection of Deloitte & Touche LLP.

            SECURITIES BENEFICIALLY OWNED BY PRINCIPAL SHAREHOLDERS,
                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table lists all institutions and individuals known by us to beneficially own more than 5% of Bone Care's common stock as of October 11, 2002. The table also summarizes information for our directors and executive officers, individually and as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Beneficial ownership generally includes voting or investment power with respect to securities. Common stock subject to an option that is exercisable within 60 days of October 11, 2002, is deemed to be beneficially owned by the person holding the option when computing ownership but is not treated as outstanding when computing the ownership of any other person. We have determined each beneficial owner's percentage ownership by assuming that stock options held by such person which are exercisable within 60 days of October 11, 2002 have been exercised. Except as indicated by the footnotes to the table below, we believe, based on information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Applicable percentage of beneficial ownership is based on 14,156,772 shares of common stock outstanding as of October 11, 2002.

                                                                 AMOUNT AND NATURE OF   PERCENT OF
            NAME OF BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP     CLASS
            ------------------------                             --------------------     -----
            Richard B. Mazess, Ph.D.(1)........................             3,110,710       22.0%
            State of Wisconsin Investment Board(2).............             2,702,000       19.1
               Lake Terrace
               121 E. Wilson Street
               Madison, WI 53707
            T. Rowe Price Associates, Inc. and
            T. Rowe Price Small-Cap Value Fund, Inc.(3)........             1,415,000       10.0
               100 E. Pratt Street
               Baltimore, MD 21202
            Wellington Management Company, LLP(4) .............             1,021,900        7.2
               75 State Street
               Boston, MA  02109
            Robert A. Beckman(5)...............................               136,946        1.0
            Charles R. Klimkowski, CFA(6)......................               114,300          *
            Gary E. Nei(7) ....................................                18,333          *
            Martin Barkin, M.D.(8).............................                16,000          *
            Edward Staiano.....................................                10,000          *
            Paul L. Berns......................................                 5,000          *
            Michael D. Casey...................................                 3,000          *
            James Caruso.......................................                 2,500          *
            Charlie Basil Mundy II.............................                   500          *
            All Directors and Executive Officers as a Group
               (10 persons)(9).................................             3,417,289       24.1

      * Less than 1 percent.

(1) Includes 1,601,950 shares of common stock held by Dr. Mazess in joint tenancy with his wife and 587,500 shares of common stock held by Dr. Mazess as custodian for his daughters.

(2) Based on Amendment No. 4 to Schedule 13G filed with the Securities and Exchange Commission on February 11, 2002, by the State of Wisconsin Investment Board.

(3) Based on Amendment No. 5 to Schedule 13G filed with the Securities and Exchange Commission on February 4, 2002 by T. Rowe Price Associates, Inc., and T. Rowe Price Small-Cap Value Fund, Inc. Such filing reported that T. Rowe Price Associates, Inc. had sole voting power with respect to 379,200 shares of common stock and had sole dispositive power with respect to 1,261,500 shares of common stock, and T. Rowe Price Small-Cap Value Fund, Inc., had sole voting power with respect to 801,200 shares of common stock.

(4) Based on Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2002 by Wellington Management Company, LLP and Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 11, 2002 by Wellington Trust Company, NA. Such filings reported that Wellington Management Company, LLP had shared voting power with respect to 826,000 shares of common stock and shared dispositive power with respect to 1,021,900 shares of common stock, and that Wellington Trust Company NA had shared voting and dispositive power with respect to 580,100 shares of common stock.

(5) Includes 114,600 shares of common stock subject to options exercisable within 60 days of October 11, 2002.

(6) Includes 58,500 shares of common stock subject to options exercisable within 60 days of October 11, 2002.

(7) Includes 13,333 shares of common stock subject to options exercisable within 60 days of October 11, 2002.

(8) Includes 16,000 shares of common stock subject to options exercisable within 60 days of October 11, 2002.

(9) Includes 202,433 shares of common stock subject to options exercisable within 60 days of October 11, 2002.

                             EXECUTIVE COMPENSATION

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The following is a report submitted by the Board of Directors addressing our compensation policy as it related to our executive officers and our former President and Chief Executive Officer for fiscal year 2001.

     This report by the Board of Directors, the report of the Audit Committee, and the performance graph contained in this proxy statement should not be deemed to be incorporated by reference by any general statement which incorporates by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and they shall not otherwise be deemed filed under such Acts.

     The goal of Bone Care's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while also retaining and motivating executive officers and other key employees. Bone Care's executive compensation program integrates annual base salary with cash bonuses and stock options based upon corporate performance, employee initiatives and performance overall.

     Richard B. Mazess, Chairman of Bone Care, has been paid an annualized salary of $100,000 per year, starting July 19, 2001, in consideration for his role as Acting President prior to the hiring of Paul Berns and as chief scientific officer while the company searches for a Vice President of Research and Development. When this position is filled, Dr. Mazess intends to serve as a non-employee Chairman of the Board.

     On June 10, 2002, Paul Berns was named President and Chief Executive Officer and elected to serve on the Board of Directors. Mr. Berns' compensation package was approved by the Compensation Committee of the Board of Directors and by the full Board. Mr. Berns' compensation package provides for a base salary of $350,000 per year plus incentive compensation of up to $175,000 per year, which is fully guaranteed in the first year of employment. In addition, Mr. Berns will receive a bonus of $600,000 in July 2003 and $600,000 in July 2004, on the condition that he is an employee of the company at the time of the respective bonus payments. Mr. Berns was also granted an option to purchase 360,000 shares of common stock at $3.40 per share of which 60,000 vest after one year and the remaining 300,000 vest over 3 years. Mr. Berns also received a relocation bonus in the amount of $219,400, of which $70,000 was paid in June 2002, and a relocation loan of $165,400 to be paid over three years with an interest rate of 4.75%. Bone Care has agreed that if Mr. Berns is dismissed during his first two years of employment for any reason other than cause, he will be entitled to 24 months severance pay at his then-current base pay and be paid any unpaid portion of the July 2003 and July 2004 bonuses. Mr. Berns will receive 24 months severance pay if, among other reasons, he is asked to relocate as a consequence of a merger or acquisition.

     In determining the appropriate kinds and levels of compensation of the former Chief Executive Officer and other executive officers, the Board of Directors considered that prior to the fiscal year ended June 30, 2000, Bone Care had been primarily a research and development company with nominal revenues. The Board believes that annual base salaries should be designed to attract and retain qualified executives and has granted stock options periodically to ensure those executives have a motivating and continuing stake in Bone Care's long-term success. Further, the Board views stock options as an effective incentive for executives to create value for shareholders, since the value of a stock is directly related to stock price.

     The Board evaluates the compensation of the other executive officers annually and adjusts overall compensation packages based on performance toward achieving Bone Care's short-term and long-term objectives. The Board of Directors does not use a fixed formula for determining base salary, bonuses, or long-term compensation. The Board of Directors believes that linking executive compensation to corporate performance results in a better alignment of compensation with Bone Care's goals and shareholder interests. The Board of Directors believes that compensation levels during fiscal year 2001 adequately reflect Bone Care's compensation goals and policies.

                                               Respectfully submitted,

                                               Michael D. Casey, Chairman of the
                                                 Compensation Committee
                                               Martin Barkin, M.D.
                                               Richard B. Mazess, Ph.D.
                                               Charles R. Klimkowski, CFA
                                               Paul L. Berns
                                               Gary E. Nei

SUMMARY COMPENSATION TABLE

     The following table summarizes information regarding compensation during the fiscal years ended June 30, 2002, 2001 and 2000 for our President and Chief Executive Officer, our Chairman of the Board who served as Acting President during fiscal 2002, our former President, and two other executive officers.

                                                            ANNUAL                    LONG-TERM
      NAME AND PRINCIPAL POSITION                           COMPENSATION              COMPENSATION
      ---------------------------                           ------------              ------------
                                                                                      SECURITIES
                                                 FISCAL                               UNDERLYING    ALL OTHER
                                                 YEAR      SALARY         BONUS       OPTIONS(#)    COMPENSATION(1)
                                                 ----      ------         -----       ------------  ---------------
Richard B. Mazess, Ph.D                          2002      $ 93,077       $    --            --       $    --
   Former Acting President and Chief             2001            --            --            --            --
   Executive Officer, Chairman of the Board      2000            --            --            --            --

Charles W. Bishop, Ph.D                          2002      $134,615       $    --            --       $ 5,100
   Former President                              2001       176,730            --       100,000         2,550
                                                 2000       150,000            --        10,000         2,331

Paul V. Peterson                                 2002       168,000            --            --         5,045
   Former Vice President--Sales                  2001       167,069            --        20,000         2,450
   and Marketing                                 2000       160,000            --        10,000         2,400

Paul L. Berns                                    2002        13,462        70,000            --            --
   President and Chief Executive Officer         2001            --            --            --            --
                                                 2000            --            --            --            --

Robert A. Beckman                                2002       199,926            --            --         4,773
   Vice President--Finance                       2001        60,000            --       110,000            --
                                                 2000            --            --         9,000            --

(1)  Amounts shown consist of Bone Care contributions to a 401(K) plan.


FISCAL YEAR-END OPTION VALUES

     The following table sets forth information on the value of unexercised stock options as of June 30, 2002, held by the individuals named in the summary compensation table. None of the named officers exercised stock options during the year ended June 30, 2002. The value of unexercised stock options was based upon the closing price of our common stock of $5.86 on June 28, 2002, as reported by the Nasdaq National Market, minus the exercise price.

                                                                       NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                                      UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                                      STOCK OPTIONS AT FISCAL       STOCK OPTIONS AT FISCAL
NAME                                                                          YEAR END                       YEAR END
----                                                               ----------------------------     ----------------------------
                                                                   EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
                                                                   -----------    -------------     -----------    -------------
Richard B. Mazess, Ph.D.                                                --             --            $   --        $      --
Charles W. Bishop, Ph.D.                                                --             --                --               --
Paul V. Peterson                                                        --             --                --               --
Paul L. Berns                                                           --             --                --               --
Robert A. Beckman                                                  114,600         80,000           216,000               --


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 2002, Dr. Mazess served on the compensation committee of the Board of Directors. Dr. Mazess was President of Bone Care since its inception in 1984 through February 1996 and served as Acting President in fiscal 2002 prior to the appointment of Paul Berns as President and Chief Executive Officer.


EQUITY COMPENSATION PLAN INFORMATION

                  The following table summarizes the number of outstanding options granted to employees and directors, as well as the number of securities remaining available for future issuance, under the Company's compensation plans as of June 30, 2002.

                                                                                          NUMBER OF SECURITIES
                                                                                          REMAINING AVAILABLE FOR
                                NUMBER OF SECURITIES TO           WEIGHTED AVERAGE        FUTURE ISSUANCE, UNDER
                                BE ISSUED UPON EXERCISE           EXERCISE PRICE OF       EQUITY COMPENSATION PLANS
                                OF OUTSTANDING OPTIONS,           OUTSTANDING OPTIONS,    (EXCLUDING SECURITIES
PLAN CATEGORY                   WARRANTS AND RIGHTS               WARRANTS AND RIGHTS     REFLECTED IN THE FIRST COLUMN)
------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
   approved by security
   holders                                689,133                     $ 12.51                     1,212,267

Equity compensation plans not               __                           __                           __
   approved by security
   holders
                                      ---------------             -----------------            -----------------
Total                                     689,133                     $ 12.51                     1,212,267
                                      ===============             =================            =================

                                PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return on our common stock for the five-year period commencing June 1997 and ending June 2002 with the cumulative total shareholder return of Standard & Poor's 500 Stock Index (the "S&P 500") and Standard & Poor's Bio Technology--Small Cap Index (the "S&P BioTechnology--Small Cap").

                               [PERFORMANCE GRAPH]

                                    JUNE 97  JUNE 98  JUNE 99  JUNE 00 JUNE 01  JUNE 02
                                    -------  -------  -------  ------- -------  -------
Bone Care International, Inc......  $100     $135     $152     $362    $408     $ 90
S&P 500 Index.....................  $100     $130     $160     $171    $146     $120
S&P BioTechnology--Small Cap......  $100     $ 87     $ 83     $256    $279     $166

     The performance graph assumes $100 was invested on June 1, 1997, in each of our common stock, the S&P 500 Index, and the S&P Biotechnology--Small Cap Index.
The graph also assumes the reinvestment of dividends.

                             AUDIT COMMITTEE REPORT

         In accordance with its written charter adopted by the Board of Directors during fiscal year 2002 the Audit Committee assists the Board in fulfilling its responsibility to our shareholders, the investment community, and governmental agencies relating to corporate accounting, financial reporting practices, and the quality and integrity of our financial reports. During fiscal 2002, the committee met two times, and subsequent to June 30, 2002, the committee met three times. In addition, the committee chair, as representative of the committee, discussed the interim financial information contained in each of our quarterly reports on Form 10-Q with the chief financial officer and independent auditors prior to filing with the Securities and Exchange Commission.

         Auditor Independence and 2002 Audit. In discharging its duties, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence consistent with Independence Standards Board Standard No.1, "Independence Discussions with Audit Committees." In addition, the Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The committee also discussed with management and the independent auditors the quality and adequacy of our internal controls. The committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

         The committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The committee also discussed with management and the independent auditors the objectives and scope of the internal audit process and the results of the internal audit examinations.

         2002 Financial Statements and Recommendations of the Committee. The committee reviewed our audited financial statements as of and for the year ended June 30, 2002, with management and the independent auditors. Management has the responsibility for the preparation of our financial statements, and the independent auditors have the responsibility for the examination of those statements.

         Based on the above-mentioned review and discussions with management and the independent auditors, the committee recommended to the Board of Directors that our audited financial statements be included in our annual report on Form 10-K for the year ended June 30, 2002, for filing with the Securities and Exchange Commission.

         Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for (1) the audit of our financial statements as of and for the year ended June 30, 2002 and (2) the review of the financial statements included in our Form 10-Q filings for the year were $56,200.

         Financial Information Systems Design and Implementation Fees. The independent auditors did not provide professional services during fiscal 2002 for the operation of our information systems or the management of our local area networks, nor did they design or implement a hardware or software system that aggregates source data underlying our financial statements or generates information that is significant to our financial statements taken as a whole. Accordingly, no financial information systems design and implementation fees were paid to the independent auditors.

         All Other Fees. The aggregate fees billed by the independent auditors during fiscal 2002 for non-audit and non-information systems related services were $27,636. These services consisted of tax consultation and tax compliance. The audit committee considered whether, and has determined that, the provision of these types of services is compatible with maintaining the independent auditors' independence.

THE AUDIT COMMITTEE:

Charles Klimkowski, Chairman
Edward Staiano
Gary Nei

                              CERTAIN TRANSACTIONS

         Martin Barkin, M.D. is a board member of Bone Care and is the President and Chief Executive Officer of Draxis Health, Inc. Bone Care has previously granted Draxis a license to use and sell Hectorol in Canada for secondary hyperparathyroidism, osteoporosis and other metabolic bone diseases. Bone Care also granted Draxis a license in Canada to all know-how developed by or on behalf of Bone Care relating to the use of Hectorol for those indications. Draxis entered into the license agreement in 1990 and paid Bone Care $100,000 for the rights to treat secondary hyperparathyroidism and metabolic bone disease with Hectorol in Canada. The agreement does not include royalty payments and expires upon the expiration date of the last to expire of the Canadian patents. Draxis received marketing approval for Hectorol Capsules in Canada in May 2001 and plans to launch the product in the near future.

         In April 2002, Bone Care entered into a manufacturing agreement with Draxis Pharma, a division of Draxis Health Inc. to produce Hectorol IV in Canada. During the fiscal year ended June 30, 2002, Bone Care paid to Draxis a deposit of $175,000 for Draxis to begin purchasing production equipment. This deposit will be applied to the first three commercial lots purchased by Bone Care. In March 2002, Bone Care entered into a supply agreement with Draxis Health Inc. granting Draxis exclusive license to sell Hectorol Capsules in Canada. The selling price is based on all associated product costs, which include manufacturing, testing, and assay development plus a 10% administrative fee. As of June 30, 2002 a balance of $140,636 was reported as part of accounts receivable for amounts owed from Draxis.

                              SHAREHOLDER PROPOSALS

     In order to be considered for inclusion in our proxy materials for the 2003 annual meeting of shareholders, written notice of any shareholder proposal must be delivered or mailed to and received at our principal executive offices by June 30, 2003, at 1600 Aspen Commons, Middleton, Wisconsin 53562.

     In addition, our by-laws establish an advance notice procedure for shareholder proposals to be brought before any meeting of shareholders, including proposed nominations of persons for election to the Board of Directors. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given written notice to the corporate secretary of Bone Care, received at our principal executive offices, not less than 60 days nor more than 90 days prior to the meeting or, if less than 70 days' notice of the meeting or prior public disclosure of the date of the meeting is given or made to shareholders, not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed or, if earlier, the day on which the public disclosure was made. Our by-laws also contain requirements for the information that must be contained in the shareholder's notice. Copies of the applicable by-law provisions may be obtained, without charge, upon written request to the corporate secretary of the company at its principal executive offices. The 2003 annual meeting is expected to be held on November 14, 2003. Accordingly, a shareholder proposal or nomination intended to be brought before the 2003 annual meeting must be received by the secretary on or after August 15, 2003 and on or prior to September 16, 2003.

                              FINANCIAL STATEMENTS

     A copy of our annual report on Form 10-K filed with the Securities and Exchange Commission, containing audited financial statements for the fiscal year ended June 30, 2002, is enclosed herewith.


                                           By Order of the Board of Directors,




                                           Paul L. Berns
                                           President and Chief Executive Officer

Middleton, Wisconsin
October 18, 2002

A COPY OF OUR ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2002 (OTHER THAN EXHIBITS NOT SPECIFICALLY INCORPORATED BY REFERENCE THEREIN) WILL BE PROVIDED WITHOUT CHARGE TO EACH RECORD OR BENEFICIAL OWNER OF OUR COMMON STOCK AS OF OCTOBER 11, 2002, ON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON DIRECTED TO: BONE CARE INTERNATIONAL, INC., 1600 ASPEN COMMONS, MIDDLETON, WISCONSIN 53562, ATTENTION:
ROBERT A. BECKMAN AT (608) 662-7815.

                                                                       EXHIBIT A

            BONE CARE INTERNATIONAL, INC. 2002 STOCK INCENTIVE PLAN


                                 I. INTRODUCTION

1.1. PURPOSES. The purposes of the Bone Care International, Inc. 2002 Stock Incentive Plan (the "Plan") of Bone Care International, Inc., a Wisconsin corporation (the "Company"), are (i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success,
(ii) to advance the interests of the Company by attracting and retaining directors, officers and other employees and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2.     CERTAIN DEFINITIONS.'

         "AGREEMENT" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

         "BOARD" shall mean the Board of Directors of the Company.

         "CAUSE" shall mean (i) the willful failure to perform the duties assigned by the Company (other than a failure resulting from the holder's Disability), (ii) the willful engaging in conduct which is demonstrably injurious to the Company or any Subsidiary, monetarily or otherwise, including conduct that, in the reasonable judgment of the Company, constitutes gross negligence or no longer conforms to the standard of the Company's executives or employees or (iii) any act of fraud, embezzlement, theft or other act of dishonesty, admission or conviction of a felony or of any crime involving moral turpitude, fraud, embezzlement, theft or misrepresentation, or the violation of any statutory or common law duty of loyalty to the Company or any Subsidiary.

         "CHANGE IN CONTROL" shall have the meaning set forth in Section 4.8(b).

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" shall mean the committee designated by the Board, consisting of two or more members of the Board, each of whom may be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

         "COMMON STOCK" shall mean the common stock, without par value, of the Company, together with associated preferred stock purchase rights.

         "COMPANY" shall have the meaning set forth in Section 1.1.

         "CORPORATE TRANSACTION" shall have the meaning set forth in Section 4.8(b)(3).

         "DIRECTOR COMMENCEMENT DATE" shall have the meaning set forth in
Section 3.2.

         "DISABILITY" shall mean the inability of the holder of an award to perform substantially such holder's duties and responsibilities for at least 180 consecutive days as a result of the holder's physical or mental illness, as determined solely by the Committee.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" shall mean the closing transaction price of a share of Common Stock as reported in the Nasdaq Stock Market on the date as of which such value is being determined or, if the Common Stock is not listed on Nasdaq, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined, or if there shall be no reported transaction for such date, on the next preceding date for which a transaction was reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

         "INCENTIVE STOCK OPTION" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

         "INCUMBENT BOARD" shall have the meaning set forth in Section
4.8(b)(2).

         "MATURE SHARES" shall mean previously-acquired shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

         "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

         "NON-QUALIFIED STOCK OPTION" shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

         "OUTSTANDING COMMON STOCK" shall have the meaning set forth in Section 4.8(b)(1).

         "OUTSTANDING VOTING SECURITIES" shall have the meaning set forth in
Section 4.8(b)(1).

         "PERFORMANCE MEASURES" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met as a condition to the grant or exercisability of all or a portion of an option. Such criteria and objectives may include one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company, revenues, market share, cash flow or cost reduction goals, or any combination of the foregoing.

         "PERMANENT AND TOTAL DISABILITY" shall have the meaning set forth in
Section 22(e)(3) of the Code or any successor thereto.

         "PERSON" shall have the meaning set forth in Section 4.8(b)(1).

         "PLAN" shall have the meaning set forth in Section 1.1.

         "POST-TERMINATION EXERCISE PERIOD" shall mean the period specified in or pursuant to Section 2.2(a), Section 2.2(b), Section 2.2(d) or Section 2.2(e) following termination of employment with or service to the Company during which an option may be exercised.

         "RETIREMENT" shall mean termination of employment with or service to the Company by reason of retirement on or after age 60.

         "SUBSIDIARY" and "SUBSIDIARIES" shall have the meanings set forth in
Section 1.4.

         "TAX DATE" shall have the meaning set forth in Section 4.5.

         "TEN PERCENT HOLDER" shall have the meaning set forth in Section
2.1(a).

1.3. ADMINISTRATION. This Plan shall be administered by the Committee. Options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Qualified Stock Options may be made under this Plan to eligible persons. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and the number of shares of Common Stock subject to such an award, the exercise price associated with the award, the time and conditions of exercise of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an award intended to be qualified performance-based compensation, take action such that any or all outstanding options shall become exercisable in part or in full. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

         The Committee may delegate some or all of its power and authority hereunder to the Board or the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

         No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Articles of Incorporation and/or By-laws, and under any directors' and officers' liability insurance that may be in effect from time to time.

         A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4. ELIGIBILITY. Participants in this Plan shall consist of such officers, other employees and directors (including Non-Employee Directors) and persons expected to become officers, other employees and directors of the Company and its subsidiaries from time to time (individually a "Subsidiary" and collectively the "Subsidiaries") as the Committee in its sole discretion may select from time to time. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-Employee Directors shall be eligible to participate in this Plan in accordance with Article III.

1.5. SHARES AVAILABLE. Subject to adjustment as provided in Section 4.7, 750,000 shares of Common Stock shall be available for awards under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, including Non-Qualified Stock Options granted to Non-Employee Directors pursuant to Article III. To the extent that shares of Common Stock subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.


         Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

         To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, the maximum number of shares of Common Stock with respect to which options may be granted during any calendar year to any person shall be 200,000, subject to adjustment as provided in Section 4.7.


                                II. STOCK OPTIONS

2.1. STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option shall be a Non-Qualified Stock Option. An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any parent or subsidiary (as defined in Section 424 of the Code). Each Incentive Stock Option shall be granted within ten years of the date this Plan is adopted by the Board. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in
         Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Qualified Stock Options.

         Options shall be subject to the following terms and conditions and shall be subject to such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

         (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order for the option to constitute an Incentive Stock Option.

         (b) Exercise Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

         (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of Mature Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option, and (ii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in
Section 4.5, have been paid (or arrangement made for such payment to the Company's satisfaction).

2.2.     TERMINATION OF EMPLOYMENT OR SERVICE.

         (a) Disability. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option if the employment with or service to the Company of the holder of an option terminates by reason of Disability, each option held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option.

         (b) Retirement. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option if the employment with or service to the Company of the holder of an option terminates by reason of Retirement, each option held by such holder shall be exercisable only to the extent that such option is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is two years (or such other period as set forth in the Agreement relating to such option) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option.

         (c) Death. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option if the employment with or service to the Company of the holder of an option terminates by reason of death, each option held by such holder shall be fully exercisable and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

         (d) Other Termination. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option if the employment with or service to the Company of the holder of an option terminates for any reason other than Disability, Retirement or death or for Cause, each option held by such holder shall be exercisable only to the extent that such option is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of
(i) the date which is three months (or such other period as set forth in the Agreement relating to such option) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option.

         (e) Termination of Employment or Service - Incentive Stock Options. If the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability, each Incentive Stock Option held by such optionee shall be fully exercisable (unless otherwise specified in the Agreement relating to the option), and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option.

         If the employment with the Company of a holder of an Incentive Stock Option terminates by reason of death, each Incentive Stock Option held by such optionee shall be fully exercisable (unless otherwise specified in the Agreement relating to the option), and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

         If the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability or death or for Cause, each Incentive Stock Option held by such optionee shall be exercisable to the extent set forth in Section 2.2(a), Section 2.2(b) or 2.2(d), as applicable (unless otherwise specified in the Agreement relating to the option), and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of
(i) the date which is three months after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option.

         (f) Death Following Termination of Employment or Service. Unless otherwise specified in the Agreement relating to an option if the holder of an option dies during the applicable Post-Termination Exercise Period, each option held by such holder shall be exercisable only to the extent that such option is exercisable on the date of such holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

         (g) Cause. Notwithstanding anything to the contrary in this Plan or in any Agreement relating to an option if the employment with or service to the Company of the holder of an option is terminated by the Company for Cause, each option held by such holder automatically shall be canceled on the effective date of such holder's termination of employment or service.


               III. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

3.1. ELIGIBILITY. Each Non-Employee Director shall be granted options to purchase shares of Common Stock in accordance with this Article III. All options granted under this Article III shall be Non-Qualified Stock Options.

3.2. AUTOMATIC GRANTS OF STOCK OPTIONS. Each Non-Employee Director shall be granted Non-Qualified Stock Options as follows:

         (a) Time of Grant. (i) On the date that each person first becomes a Non-Employee Director (a "Director Commencement Date"), such person shall be granted an option to purchase 20,000 shares of Common Stock, at a purchase price per share equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

                  (ii) On the date that is 90 days after a Non-Employee Director's Director Commencement Date, such Non-Employee Director shall be granted an option to purchase a number of shares of Common Stock (not to exceed 30,000) equal to the number of shares of Common Stock purchased by such Non-Employee Director during the 90 day period beginning on such Director Commencement Date, at a purchase price per share equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

                  (iii) On June 30, 2003 and thereafter on the last day of each fiscal year of the Company, each person who is a Non-Employee Director on such date shall be granted an option to purchase 10,000 shares of Common Stock at a purchase price per share equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

         (b) Exercise Period and Exercisability. Except as otherwise provided herein, each option granted under this Section 3.2 shall become fully exercisable one year following the date of grant. Each option granted under this
Section 3.2 shall expire ten years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Section 3.2 shall be exercisable in accordance with Section 2.1(c).

3.3.     TERMINATION OF DIRECTORSHIP.


         (a) Disability. If the holder of an option granted under Section 3.2 ceases to be a director of the Company by reason of Disability, each such option held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

         (b) Retirement. If the holder of an option granted under Section 3.2 ceases to be a director of the Company on or after age 60, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of
(i) the date which is two years after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.


         (c) Death. If the holder of an option granted under Section 3.2 ceases to be a director of the Company by reason of death, each such option held by such holder shall be fully exercisable and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the term of such option.

         (d) Other Termination. If the holder of an option granted under
Section 3.2 ceases to be a director of the Company for any reason other than Disability, ceasing to be a director on or after age 60 or death, each such option held by such holder shall be exercisable only to the extent such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of
(i) the date which is three months after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

         (e) Death Following Termination of Directorship. If the holder of an option granted under Section 3.2 dies during the period set forth in Section 3.3(a) following such holder's ceasing to be a director of the Company by reason of Disability, during the period set forth in Section 3.3(b) following such holder's ceasing to be a director of the Company on or after age 60, or during the period set forth in Section 3.3(d) following such holder's ceasing to be a director for any reason other than by reason of Disability or ceasing to be a director on or after age 60, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the date of the holder's death and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the term of such option.


                                   IV. GENERAL

4.1. EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the stockholders of the Company for approval at the 2002 annual meeting of stockholders and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at such meeting, shall become effective on the date of such approval. This Plan shall terminate ten years after its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards granted hereunder shall be null and void.

4.2. Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 4.7), (b) effect any change inconsistent with Section 422 of the Code or (c) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

4.3. Agreement. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the executed Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

4.4. NON-TRANSFERABILITY OF AWARDS. Unless otherwise specified in the Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except to the extent permitted by the second preceding sentence or the Agreement relating to an award, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

4.5. TAX WITHHOLDING. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

4.6. RESTRICTIONS ON SHARES. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or automated quotation system or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise of such award or the delivery of shares thereunder, such award shall not be exercised and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

4.7. ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the number and class of securities subject to each option to be granted to Non-Employee Directors pursuant to Article III, the maximum number of securities with respect to which options and may be granted during any calendar year to any person shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting or exercise of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting or exercise date over (B) the exercise price of such award.

4.8      CHANGE IN CONTROL.


         (a) (1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options shall immediately become exercisable in full, (ii) the Performance Measures applicable to any outstanding award shall be deemed to be satisfied at the maximum level and (iii) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into



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

which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share of an option shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price price.

         (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or
(B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option.

         (b) "Change in Control" shall mean:

         (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and
(iii) of subsection (3) of this Section 6.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 50% or more of the Outstanding Common Stock or 50% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

         (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

         (3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any


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

employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may
be) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and
(iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

         (4) the consummation of a plan of complete liquidation or dissolution of the Company.

4.9. NO RIGHT OF PARTICIPATION OR EMPLOYMENT. Except as provided in Article III, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

4.10. RIGHTS AS STOCKHOLDER. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

4.11. DESIGNATION OF BENEFICIARY. If permitted by the Company, a holder of an award may file with the Committee a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death. To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option.


         Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder's lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

         If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option hereunder held by such holder, to the extent exercisable, may be exercised by such holder's executor, administrator, legal representative or similar person.

4.12. GOVERNING LAW. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Wisconsin and construed in accordance therewith without giving effect to principles of conflicts of laws.

4.13. FOREIGN EMPLOYEES. Without amending this Plan, the Committee may grant awards to eligible persons who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or its Subsidiaries operate or have employees.

4.14. NO REPRICING OF AWARDS. Notwithstanding anything in this Plan to the contrary and subject to Section 4.7, the exercise price of any award granted hereunder shall not be reduced after the date of grant of such award, and no award granted hereunder shall be canceled for the purpose of regranting a new award at a lower exercise price without the affirmative vote of a majority of the voting power of the shares of capital stock of the Company represented at a meeting in which the reduction of such exercise price or the cancellation and regranting of an award, as the case may be, is considered for approval.


                                       31
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

                                                   BONE CARE INTERNATIONAL, INC.

                                                   ANNUAL MEETING OF SHAREHOLDERS


                                                     FRIDAY, NOVEMBER 15, 2002
                                                             10:30 A.M.


                                                         1600 ASPEN COMMONS
                                                        MIDDLETON, WISCONSIN



------------------------------------------------------------------------------------------------------------------------------------

     Bone Care International, Inc.
     1600 Aspen Commons
     Middleton, Wisconsin 53562
                                                                                                                               PROXY
     -------------------------------------------------------------------------------------------------------------------------------

     The undersigned, a shareholder of Bone Care International, Inc. (the "Company"), hereby appoints Paul Berns and Robert A.
     Beckman, and each of them as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of the Shareholders of Bone Care International,
     Inc., to be held at 8401 Greenway Boulevard, Middleton, Wisconsin, on Friday, November 15, 2002, at 10:30 a.m., and any
     adjournments or postponements thereof, upon the matters set forth on the reverse side, with all the powers which the undersigned would possess if personally present.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the
     Notice and Proxy Statement relating to the Annual Meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. It will be voted on the matters set forth on the reverse side of this form as directed by the shareholder, but if no direction is made in the space provided, it will be voted FOR proposals 1 through 3.





                                               See reverse for voting instructions.


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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Bone Care International,
Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

















                                                       - Please detach here -
------------------------------------------------------------------------------------------------------------------------------------


                                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 THROUGH 3.

1. Election of directors:   01 Martin Barkin, M.D.   02 Charles R. Klimkowski, CFA   [ ] Vote FOR              [ ] Vote WITHHELD
                                                                                         all nominees              from all nominees
                                                                                         (except as marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,              -----------------------------------------------
WRITE THE NUMBER(S) OF THE NOMINEES(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                                     -----------------------------------------------
2. Proposal to approve the Bone Care International, Inc. Stock Incentive Plan.       [ ] For        [ ] Against         [ ]  Abstain

3. Ratify the selection of Deloitte & Touche LLP as our independent auditors for
   the fiscal year ending June 30, 2003.                                             [ ] For        [ ] Against         [ ]  Abstain

4. Upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.


Address Change? Mark Box [ ]                                                                Date
Indicate changes below:                                                                          ------------------------------


                                                                                  --------------------------------------------------

                                                                                  --------------------------------------------------

                                                                                  SIGNATURE(S) IN BOX
                                                                                  STOCKHOLDER MUST SIGN EXACTLY AS THE NAME APPEARS
                                                                                  AT LEFT. WHEN SIGNED AS A CORPORATE OFFICER,
                                                                                  EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.,
                                                                                  PLEASE GIVE FULL TITLE AS SUCH. BOTH JOINT TENANTS
                                                                                  MUST SIGN.


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